LAZARD RETIREMENT SERIES, INC.

Lazard Retirement Global Equity Income Portfolio

Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio

Supplement to Prospectus dated May 1, 2008

The last paragraph under “Principal Investment Strategies” on pages 18 and 36 of the Prospectus are each replaced with the following:

The Portfolio may engage in various investment techniques consistent with its investment strategies, such as entering into derivatives transactions including swap agreements, forward currency contracts and options on securities, indexes and currencies.

The last paragraph under “Principal Investment Risks” on pages 19 and 37 of the Prospectus are each replaced with the following:

Derivatives can be illiquid and highly volatile. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance. The Portfolio may enter into derivatives transactions primarily for hedging purposes and also may use these transactions to increase returns. Derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility.

Dated:	June 2, 2008